Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Limited-Term Government Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Mario Clemente	Portfolio Manager	2019
Peter A. Strzalkowski	Portfolio Manager	2019 (predecessor fund 2009)
Clint Dudley	Portfolio Manager	2019
Brian Norris	Portfolio Manager	2019”

O-LTG-SUMPRO SUP 062119